UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 1, 2003
                --------------


                              HAIRMAX INTERNATIONAL
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


            NEVADA                   000-30212               133422912
     ----------------------------------------------------------------------
     (State or Other Jurisdiction   (Commission            (IRS Employer
      of Incorporation)              File Number)        Identification No.)

             4810 WEST COMMERCIAL BLVD. FT. LAUDERDALE FLORIDA 33319
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (954) 717-8680
                                                           --------------

                              NATIONAL BEAUTY CORP.
                              ---------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

1. Change of Name of Company and Reverse Split.

Effective August 1, 2003, the company amended its Articles of Incorporation to change the name of the company from National Beauty Corp. to Hairmax International. At the same time, the company also effectuated a 50-1 reverse split of the company's outstanding common stock. The number of authorized shares of common stock following the reverse split is 100,000,000. The Amendment to the Articles of Incorporation was approved by unanimous approval of the company's board of directors. In addition, shareholders holding a majority of the company's common stock approved these actions by written consent in lieu of a meeting, in accordance with the Nevada Revised Statutes.

As a result of the change of the company's name and reverse split, the company's trading symbol is now "HRMX."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements.

Not  applicable.

(b)  Exhibits.
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Exhibit No.  Description
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
3.1. Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on July 18, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HAIRMAX INTERNATIONAL

Date:     August  6,  2003          By:/s/  Edward  A.  Roth
                                    ------------------------
                                    Name:   Edward  A.  Roth
                                    Title:  President
                                            and  Chief  Executive  Officer

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